UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WESTERN ASSET INFLATION-LINKED INCOME FUND WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

[    ], 2020

Dear Shareholder:

A special meeting of shareholders of your Fund is scheduled to be held at the offices of Legg Mason, Inc. (“Legg Mason”) at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 9:00 a.m. (Eastern time), to vote on the proposals listed in the enclosed Joint Proxy Statement. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

Legg Mason is the parent company of the investment manager and the subadvisers of the Funds named in the Joint Proxy Statement. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will, subject to approval by Legg Mason’s shareholders and satisfaction of other conditions, acquire Legg Mason. The sale will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. In order for each Fund’s operations to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve new agreements. Each Fund’s Board is expected to approve the new agreements. It is important to note that your Fund’s management fee rate under its new agreement will remain the same, and the acquisition is not expected to result in any change in the portfolio managers of your Fund.

Your Fund’s Board recommends that you vote “FOR” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Joint Proxy Statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

If you have any questions about the proposals to be voted on, please call Innisfree M&A Incorporated at 877-800-5185.

Sincerely,

Jane E. Trust

President of the Funds

i

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the materials in this booklet.

Questions and Answers

Q.	Why did you send me this booklet?

A.

This booklet contains a notice of meetings of shareholders of investment funds (each, a “Fund” and together, the “Funds”) sponsored by Legg Mason, Inc. (“Legg Mason”). The booklet also contains a proxy statement describing the matters to be considered at the shareholder meetings and giving information about them. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, insurance company or other intermediary, shares of one or more Funds. As such a shareholder, you have the right to vote on the proposals concerning your investment in the Fund or Funds in which you own shares.

Q.	Who is asking for my vote?

A.

The Board of Trustees (“Board”) of each Fund is asking you to vote at the meeting on the proposals applicable to your Fund. Your Fund’s Board oversees the business and affairs of your Fund and is required by law to act in what the Board believes to be the best interests of your Fund.

Q.	How does my Fund’s Board recommend that I vote?

A.	After careful consideration, your Fund’s Board recommends that you vote FOR each proposal applicable to your Fund.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

•	Approve a new management agreement for your Fund with your Fund’s manager.

•	Approve a new subadvisory agreement with each of your Fund’s subadvisers.

In this booklet, we refer to the investment adviser of your Fund as the “manager” and your Fund’s agreement with that investment adviser the “management agreement,” even though these agreements are titled “investment management agreements.” We also refer to each subadviser as a “subadviser” and the agreement with that subadviser a “subadvisory agreement,” even though these agreements are titled “investment management agreements.”

Each new agreement will take effect when the manager or subadviser becomes a subsidiary of Franklin Templeton.

Q.	Why am I being asked to vote on new management and new subadvisory agreements?

A.

Legg Mason is the parent company of the investment manager of each Fund and the Funds’ subadvisers. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Upon completion of the sale, the investment manager of each Fund and the subadvisers will become subsidiaries of Franklin Templeton. The sale will result in what is commonly called a “change of control” of Legg Mason and will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. The sale will not be completed unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. This includes approval by shareholders of Funds having sufficient assets of new management agreements to be effective when the sale is completed.

The sale will not result in any changes to the contractual management fee rates charged to the Funds, nor will the sale itself cause currently effective expense waiver and reimbursement arrangements applicable to the Funds to change. The sale also is not expected to result in any diminution in the investment management services provided to the Funds or any changes to the portfolio managers of any Fund.

Q.	How will the sale of Legg Mason potentially benefit me?

A.

The combination of Legg Mason and Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on Legg Mason and Franklin Templeton assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Q.	How do the new management and subadvisory agreements differ from my Fund’s current agreements?

A.	The new agreements will be identical to the current agreements, except for the dates of execution, effectiveness and termination.

Q.	Will my Fund’s contractual management fee rates go up?

A.	No. Your Fund’s contractual management fee rates will not change as a result of the new agreements.

Q.	Will the new management and subadvisory agreements result in any changes in the portfolio management, investment objective or investment strategy of my Fund?

A.	No. The new agreements are not expected to result in any changes to the portfolio managers of your Fund or to your Fund’s investment objective or investment strategy.

Q.	What happens if new management and new subadvisory agreements are not approved for my Fund?

A.

If shareholders of your Fund do not approve a new management agreement, or a new subadvisory agreement or agreements, for your Fund, and the sale of Legg Mason to Franklin Templeton occurs, your Fund’s current agreements will terminate, and the applicable manager or subadviser will not be able to provide services to the Fund under the new agreement or agreements that have not been approved. If this should happen, your Fund’s manager and subadviser(s) would continue to provide services with respect to your Fund for a period of up to 150 days pursuant to interim management or subadvisory agreements. During the interim period the Board of your Fund would consider what additional actions to take, which could include continuing to solicit approval of new management or subadvisory agreements. The Board is expected to approve interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future. The terms of the interim agreements are identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q.	Will there be any changes to my Fund’s custodian or other service providers as a result of the sale of Legg Mason?

A.	No. There are not expected to be any changes to your Fund’s custodian or other service providers as a result of the sale of Legg Mason.

Q.	Is my Fund paying for this proxy statement?

A.	No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by Legg Mason.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals for your Fund can be acted upon. Your Fund’s Board encourages you to participate in the governance of your Fund.

v

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	At the meeting(s): Vote your shares at the meeting scheduled to be held on July 14, 2020 at 9:00 a.m. (Eastern time). Please see the Question and Answer below regarding the location of the meeting.

Q.	When and where will the meeting be held?

A.

We currently plan to hold your Fund’s meeting at the offices of Legg Mason at 620 Eighth Avenue, New York, 49th Floor, New York 10019 on July 14, 2020 at 9:00 a.m. (Eastern time). However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Q.	Why might I receive more than one Proxy Card?

A.

If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting(s), please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have questions?

A.	If you have any questions about the proposals, or how to vote your shares, please call Innisfree M&A Incorporated at 877-800-5185.

It is important that you vote promptly. This will help avoid the need for further solicitation. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

[    ], 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

WESTERN ASSET INFLATION-LINKED INCOME FUND

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Scheduled To Be Held July 14, 2020

A special meeting (the “Meeting”) of the shareholders of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund (each, a “Fund”) is scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 9:00 a.m. (Eastern time), to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with Western Asset Management Company, LLC

PROPOSAL 2.	To approve a new subadvisory agreement with:

2-A    Western Asset Management Company Limited

2-B    Western Asset Management Company Ltd

2-C    Western Asset Management Company Pte. Ltd.

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Fund’s Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on May 22, 2020 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING SCHEDULED TO BE HELD ON JULY 14, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of proxy card are available at https://www.ReadOurMaterials.com/lmf.

PLEASE NOTE: If the Funds decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

If you own shares in more than one Fund as of the close of business on May 22, 2020, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting each Fund you own.

By order of the Boards of Trustees,

Robert I. Frenkel

Secretary

[                ], 2020

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

[    ], 2020

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a “Board” and each Board member, a “Trustee” or a “Board Member”) of each of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund (each, a “Fund”) of proxies to be voted at special meetings of shareholders of each such Fund scheduled to be held on July 14, 2020 at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018 at 9:00 a.m. (Eastern time) (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments or postponements thereof. The Meetings will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund in light of the similar matters being considered and voted on by the shareholders of each Fund. The Meetings are being held together for convenience, but each Meeting is a separate meeting. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards to shareholders on or about [    ], 2020.

Each Fund is organized as a Massachusetts business trust. Each Fund is a registered investment company.

Shareholders of record at the close of business on May 22, 2020 (the “Record Date”) are entitled to vote at the Meetings.

Shareholders of each Fund are entitled to one vote for each share held. Shareholders of each Fund will vote as a single class on the proposals on which they are entitled to vote. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meetings.

The number of shares of each Fund outstanding as of the close of business on May 22, 2020 and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on a proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals applicable to EACH Fund you own. If you vote by telephone or over the Internet, you may be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meetings, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares will be required to vote at the Meetings. If you plan to attend the meeting at the location specified in the notice, we request that you bring photographic identification and a copy of the proxy card included with this Joint Proxy Statement.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth in Appendix A of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund by calling (888) 777-0102, by writing to the Fund at 100 International Drive, 4th Floor, Baltimore, MD 21202, or visiting the Fund’s website (http://www.lmcef.com). Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

The following table summarizes each proposal to be presented at the Meetings, and shareholders of which Funds are being asked to vote on each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Please note that in this Joint Proxy Statement, we refer to the investment adviser of your Fund as the “manager” and the agreement with that investment adviser the “management agreement,” even though these agreements are titled “investment management agreements.” We also refer to each subadviser as a “subadviser” and the agreement with that subadviser a “subadvisory agreement,” even though these agreements are titled “investment management agreements.”

Summary of Proposals

	Proposal 1 – to approve a new management agreement with Western Asset Management Company, LLC	Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund		(a) Western Asset Management Company Limited	(b) Western Asset Management Company Ltd	(c) Western Asset Management Company Pte. Ltd.
Western Asset Inflation-Linked Income Fund	Ö	Ö	Ö	Ö
Western Asset Inflation-Linked Opportunities & Income Fund	Ö	Ö	Ö	Ö

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Meeting. For each Fund, a quorum consists of 30% of the shares entitled to vote at the Fund’s Meeting.

Votes at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1 and Proposal 2.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent), the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose these proposals. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Legg Mason and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of Proposals 1 and 2. Unless otherwise provided in client guidelines, Legg Mason and its affiliates generally intend to vote Fund shares owned in a client account over which Legg Mason or an affiliate has discretionary authority in favor of Proposals 1 and 2. If Legg Mason’s ownership, or the ownership of a client account over which Legg Mason has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, Legg Mason’s vote will ensure that the Proposals for the Fund will be approved. Please see Appendix I for information regarding persons, including Legg Mason and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of each Fund.

Each of Proposal 1 and Proposal 2:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 and Proposal 2. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Please note that broker non-votes are not expected with respect to the matters to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Please note that even if shareholders of your Fund approve Proposal 1 and/or Proposal 2, it is possible that new management and subadvisory agreements for your Fund will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates, which would include advisory clients that are not Funds, representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. If this does not take place, new management and subadvisory agreements will not take effect. On the other hand, the sale may take place even if shareholders of your Fund do not approve Proposal 1 and/or Proposal 2. If this should happen, your Fund’s manager and subadviser(s) would continue to provide services with respect to your Fund for a period of up to 150 days pursuant to interim management or subadvisory agreements. During the interim period the Board of your Fund will consider what additional actions to take, which could include continuing to solicit approval of new management or subadvisory agreements. The Board is expected to approve interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future.

Adjournments and Postponements

In the absence of a quorum at the Meeting with respect to one or more proposals, or (even if a quorum is present) if sufficient votes in favor of one or more of the proposals in the proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal for a reasonable time. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and, if so, such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The Meeting for any Fund may be postponed prior to the Meeting. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. In the event of any inconsistency between this proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

PROPOSAL 1—TO APPROVE A NEW MANAGEMENT AGREEMENT WITH YOUR FUND’S MANAGER

At the Meeting, you will be asked to approve a new management agreement between your Fund and Western Asset Management Company, LLC (“Western Asset”), the Fund’s investment adviser (a “New Management Agreement”).

Introduction

Western Asset is a wholly-owned subsidiary of Legg Mason. Western Asset is referred to herein as the “Manager.”

You are being asked to approve a New Management Agreement for your Fund because your Fund’s current management agreement will terminate upon the sale of Legg Mason to Franklin Templeton. The sale, which will result in a “change of control” of Legg Mason, is described in more detail below.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of the Manager that will result in the automatic termination of the current management agreement between each Fund and the Manager (a “Current Management Agreement”).

If shareholders of your Fund approve the New Management Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, the Manager will continue to serve as investment adviser of your Fund pursuant to the terms of the Current Management Agreement.

There will be no increase in management fee rates as a result of the New Management Agreement for your Fund. The Transaction is not expected to result in any diminution in the nature, extent, or quality of the services provided by the Manager to your Fund.

The date of the Current Management Agreement for your Fund, the date on which the Current Management Agreement was last approved by your Fund’s shareholders and the contractual investment management fees payable to the Manager as investment adviser to your Fund are set forth in Appendix D of this Joint Proxy Statement. Aggregate management fees paid to the Manager by your Fund during the last fiscal year are set forth in Appendix G of this Joint Proxy Statement. The date the Board last approved the continuation of the Current Management Agreement is set forth in Appendix D of this Joint Proxy Statement.

Description of the Transaction

Legg Mason is the parent company of your Fund’s Manager and subadvisers. In February, 2020, Legg Mason entered into a definitive agreement (the “Transaction Agreement”) with Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Under the terms of the Transaction Agreement, Franklin Templeton will pay, in cash at closing, $50.00 per share of Legg Mason common stock and will assume approximately $2 billion of Legg Mason’s outstanding debt (the

“Transaction”). The total value of the Transaction is approximately $6.5 billion. Upon completion of the Transaction, your Fund’s Manager and the subadvisers will become wholly owned subsidiaries of Franklin Templeton.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the Transaction by Legg Mason shareholders; (ii) receipt of applicable regulatory approvals; and (iii) consent by advisory clients of Legg Mason investment affiliates representing a specified percentage of the revenue attributable to the assets under management for those clients to continue their advisory relationships with the Legg Mason investment affiliates following the consummation of the Transaction. This includes approval by shareholders of Funds having sufficient assets of new management and subadvisory agreements to replace those that will terminate automatically upon consummation of the Transaction, as described below. Subject to satisfaction or waiver of the terms and conditions, the Transaction is expected to close in the third quarter of 2020.

As part of the Transaction, Franklin Templeton will maintain the investment autonomy of the Legg Mason investment affiliates that manage the investments of your Funds, including Western Asset.

Upon consummation of the Transaction, Franklin Templeton will be one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on its and Legg Mason’s assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. The investment platform of the combined organization will be balanced between retail and institutional client assets under management. The combined organization will have greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Information Concerning the Parties to the Transaction

Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason’s investment affiliates, which include Brandywine Global, Clarion Partners, ClearBridge, Martin Currie, QS Investors, Royce Investment Partners and Western Asset, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe. Legg Mason’s assets under management were approximately $806 billion as of January 31, 2020.

Franklin Templeton. Franklin Resources, Inc. (“FRI”), whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as

Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries. The common stock of FRI is traded on the New York Stock Exchange under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

Impact on the Investment Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by the Manager to your Fund and its shareholders. The Transaction also is not expected to result in any diminution in the nature, extent or quality of the services provided by the subadviser or subadvisers to your Fund and its shareholders.

In particular, the Transaction is not expected to result in any material changes in the manner in which the Manager or the subadvisers provide investment management services to your Fund. The Transaction also is not expected to result in changes in the personnel providing portfolio management services to your Fund. Following the consummation of the Transaction, the Manager and the subadvisers will be able to draw upon the resources of the combined Franklin Templeton, which will be one of the world’s largest independent asset managers with a broad distribution footprint.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement for your Fund are identical to the terms of your Fund’s Current Management Agreement, except for the dates of execution, effectiveness and termination. The contractual management fee rates to be paid by your Fund are identical under the applicable Current Management Agreement and the New Management Agreement.

Set forth below is a general description of the New Management Agreement and a comparison of its terms to those of the Current Management Agreement. Shareholders should refer to Appendix J-1 for a more detailed comparison of the terms of the New Management Agreement and their Fund’s Current Management Agreement, and Appendix J-2 for a copy of the form of New Management Agreement.

As noted above, the current agreements are titled “investment management agreements” but are referred to herein for convenience as “management agreements.” The terms of your Fund’s new agreement are identical to the terms of your Fund’s current agreement, except for the dates of execution, effectiveness and termination.

Fees. As noted above, the contractual management fee rates to be paid by your Fund and the method of calculation are identical under the applicable Current Management Agreement and the New Management Agreement. The management fee schedule payable by your Fund under both the Current Management Agreement and the New Management Agreement is set forth in Appendix D.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Manager regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, other applicable federal and state law and any specific policies adopted by the Fund’s Board and disclosed to the Manager.

As noted above, under each of the Current Management Agreement and the New Management Agreement, the Fund’s Manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions, brokers or dealers may be selected by the Manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. Each of the Current Management Agreement and the New Management Agreement states that, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described above, the Fund’s Manager shall seek to obtain the most favorable price and execution available. In doing so, the Manager may consider all factors it deems relevant.

Each of the Current Management Agreement and the New Management Agreement provides that the Manager will perform other functions of investment management and supervision, in each case subject to the discretion of the Fund’s Board.

Fund Administration Services. Each of the Current Management Agreement and the New Management Agreement provides that the Manager will also perform administrative, management or other services as may be agreed by the parties.

Under each of the Current Management Agreement and the New Management Agreement, the Manager is also required to supply the Fund’s Board and officers with all information and reports reasonably requested by them and reasonably available to the Manager.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement states that, except as specifically indicated therein, the Manager is not responsible for any of the Fund’s ordinary or extraordinary expenses. The Manager is required to bear all expenses, and furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services thereunder.

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the Manager or the Fund to enter into contracts with investment subadvisers.

Potential Conflicts of Interest. Each Fund and its Manager have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. If transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Fund’s Board from time to time. Each of the Current Management Agreement and the New Management Agreement specifically provides that the Manager may engage in any other business or render services of any kind.

Limitation on Liability. Under each of the Current Management Agreement and the New Management Agreement, the Manager is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. A Manager is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction, the Fund’s New Management Agreement will go into effect upon the consummation of the Transaction for a two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board Members who are not interested persons of a party to the New Management Agreement, as required by the 1940 Act. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Manager, upon written notice as provided in the Agreement. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Each of the Current Management Agreement and New Management Agreement also limit the ongoing use of the name of the Manager following termination.

Possible Interim Management Agreement

If the shareholders of your Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between your Fund’s Manager and your Fund (the “Interim Management Agreement”) will take effect upon the closing of the Transaction. The Board is expected to approve the Interim Management Agreement to allow the Fund’s Manager to continue providing services to the Fund while shareholder approval of the New Management Agreement continues to be sought. The terms of the Interim Management Agreement are identical to those of the Current Management Agreement, except for the term and escrow provisions described below. The Interim Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Management Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate the Interim Management Agreement on 10 calendar days’ written notice to the Manager without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Manager under the Interim Management Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Manager. If shareholders of your Fund do not approve the New Management Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Manager will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board of your Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

Preliminary Note: As of the date of filing of this preliminary proxy statement, the Boards have not approved or disapproved any of the agreements referred to in this preliminary proxy statement. The disclosure below is provided in preliminary draft form to facilitate review by the Staff of the Securities and Exchange Commission, and will be superseded by definitive proxy materials to be filed at a later date.

At meetings to be held on May 14, 2020, the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Funds or the Manager as defined in the 1940 Act (the “Independent Board Members”), will consider the New Management Agreement between the Fund and its Manager and each New Subadvisory Agreement between the Fund’s Manager and its Subadvisers relating to the Fund.1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which are expected to include meetings of each full Board and separate meetings of the Independent Board Members of each Board, the Board of each Fund will consider, among other things: whether it would be in the best interests of the Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Boards in their consideration of the New Agreements, Franklin Templeton has provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason have provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during each of these meetings, the Boards have sought and will seek additional information as they deemed necessary and appropriate. In this connection, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The Boards’ requests for information have sought information relevant to the Boards’ consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information.

At each Board’s May 14, 2020 meeting, representatives of Legg Mason (including representatives of Western Asset) and Franklin Templeton are expected to make presentations to, and respond to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members will meet in executive session with their counsel to consider the New Agreements.

1 The meeting at which the New Agreements will be considered will be held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting will be able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Each Board’s evaluation of the New Agreements is expected to reflect the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Boards in connection with the most recent renewal of the Current Agreements at in-person meetings and at other Board meetings throughout the prior year.

Among other things, the Board Members are expected to consider:

(i) the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Boards that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii) that Franklin Templeton and Legg Mason have informed the Boards that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and has represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that Franklin Templeton and Legg Mason have informed the Boards regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v) that there are not expected to be any changes to each Fund’s custodian or other service providers as a result of the Transaction;

(vi) that Franklin Templeton has informed the Boards that it has no present intention to alter currently effective expense waivers and reimbursements, and, while it reserves the right to do so in the future, it would consult with the applicable Boards before making any future changes;

(vii) that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix) that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the fact that each Fund’s contractual management and administrative fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi) the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Boards approve the New Agreements;

(xiii) that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Boards in the exercise of their business judgment during those years, and that within the past year the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions and breakpoints, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels (the date of each Board’s most recent full annual review of the Current Agreements is noted in Appendix D (Current Management Agreements) and Appendix E (Current Subadvisory Agreements));

(xiv) that the Current Agreements were considered and approved as recently as November 2019;

(xv) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including, proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi) that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Board Members that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members are expected to consider information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members are expected to evaluate all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements, and their determinations will be made separately in respect of each Fund.

The information provided and presentations made to each Board are expected to encompass each Fund and all other Funds for which the Board has responsibility. The discussion below for each Fund covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund are expected to consider the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they are expected to consider the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members will have been advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund will receive a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund are expected to review the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund will be present.

Nature, extent and quality of the services under the New Agreements

The Board of each Fund will receive and consider information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members are expected to consider, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Boards that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser(s) is expected to take into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board is expected to consider the scope of services provided by the Manager and the Subadviser(s), and of the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, and whether those services had expanded over time as a result of regulatory, market and other developments. The Board has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and is expected to take that information into account in its evaluation of the New Agreements. The Board also is expected to consider the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund is expected to consider information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board is also expected to review the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board is also expected to consider the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board is also expected to consider the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board is also expected to consider the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board will receive performance information for the Fund, as well as for a group of funds (the “Performance Universe”). The Board will be provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. In previous reviews, while the Board Members have found the data generally useful the Board Members recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board is likewise expected to assess the usefulness and limitations of the performance data in this review. The Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board is expected to take the information received throughout the year into account. In addition, the Board is expected to consider the Fund’s performance in light of overall financial market conditions. Where the Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board is expected to consider the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods.

Based on their review of the materials provided and the assurances they will have received from Franklin Templeton and Legg Mason, the Board Members are expected to determine whether the Transaction is expected to affect adversely the nature, extent and quality of services provided by each Adviser and whether the Transaction is expected to have a material adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund is expected to consider whether, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund are sufficient for approval.

Management fees and expense ratios

The Board is expected to consider that it had reviewed each Fund’s management fee and total expense ratio at the 2019 contract renewal meeting. The Board is expected to consider that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board of each Fund will review and consider the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board is expected to consider that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, not the Fund. In addition, the Board will receive and consider information comparing the contractual management fee and the actual management fee for the Fund, and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds. In previous reviews, while the Board Members have found the data generally useful the Board Members recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board is likewise expected to assess the usefulness and limitations of the fee and expense data in this review. The Board will also consider the overall management fee, the fees of each Subadviser [and the portion of the management fee retained by the Manager after payment of the subadvisory fees] in each case in light of the services rendered for those amounts. The Board also will receive an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, will set out a framework of fees based on asset classes.

The Board of each Fund will review information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager will review with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board is expected to consider the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members are expected to consider, among other things, whether management fees or other expenses will change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund are expected to consider that the Transaction will not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund is expected to determine whether the management fee and the subadvisory fees for the Fund are reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board will receive and consider an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board will also receive profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board will receive information with respect to the Manager’s allocation methodologies used in preparing this profitability data. The allocation methodologies have been previously reviewed by an outside consultant. The Board is expected to consider the profitability of the Manager and its affiliates in light of the nature, extent and quality of the services provided to the Fund.

The Board of each Fund will receive and consider information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, as well as contractual expense limitations, and that after taking those reductions, breakpoints and expense limitations into account, the Board Members of the respective Funds had determined that the total fees for management and, as applicable, administrative services for many Funds were reasonable in light of the services provided, and that any economies of scale were being shared appropriately. The Boards are expected to consider that they will have the opportunity to periodically re-examine whether any economies of scale are being shared appropriately.

The Board Members are expected to consider that Franklin Templeton and Legg Mason expect to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board Members are expected to consider these and other factors that could also affect profitability and potential economies of scale, and how the Transaction could affect the Advisers’ profitability from their relationship with the Funds or any possible future economies of scale. The Board Members are expected to consider whether future profitability and future economies of scale reasonably can be estimated at this time, and that they will have the opportunity to periodically re-examine such profitability and any economies of scale.

Other benefits to the Advisers

The Board of each Fund is expected to consider other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser(s) to the Fund, the Board is expected to consider whether the ancillary benefits that the Manager, the Subadviser(s) and their affiliates receive are reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members are expected to consider whether the Transaction will have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund is expected to consider that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason name in connection with operating and marketing the Funds. The Board of each Fund is expected to consider that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

[To be completed following conclusion of Board deliberations.]

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” of the investment adviser (or predecessor investment adviser, if applicable) within the meaning of the 1940 Act. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Boards have not been advised by Legg Mason or Franklin Templeton of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund. Moreover, Franklin Templeton has advised the Boards that Franklin Templeton will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Information about the Manager, the Subadvisers and Affiliated Service Providers

Manager and Subadvisers

Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $456.3 billion.

Affiliated Service Providers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is a registered investment adviser and is a wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides administrative services to the Funds. LMPFA will continue to provide such services following the consummation of the Transaction.

Additional Information about the Manager, the Subadvisers and Affiliated Service Providers

The tables set forth in Appendix F show amounts paid to affiliates of the Manager and the Subadvisers during the Funds’ most recently completed fiscal year. There were no other material payments by the Funds to Legg Mason, the Manager, the Subadvisers or any of their affiliates during that period. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

The names and principal occupations of the directors and principal executive officers (or persons performing similar functions) of the Manager and the Subadvisers are as set forth in Appendix G-1. The principal address of each individual as it relates to his or her duties at the applicable Manager/Subadviser is the same as that of the Manager/Subadviser.

Each officer of the Funds is an employee of the Manager and/or a Subadviser as set forth in Appendix G-2. No Independent Board Member of a Fund owns any securities of, or has any other material direct or indirect interest in, Legg Mason, Franklin Templeton or any of their respective affiliates.

The Manager and the Subadvisers may provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix H lists other funds advised by the Manager or the Subadvisers, the net assets of those funds, and the management fees the Manager or the Subadvisers received from those funds during the fiscal years ended on the dates noted.

Required Vote

To become effective with respect to your Fund, the New Management Agreement with your Fund’s Manager must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

PROPOSAL 2—TO APPROVE A NEW SUBADVISORY AGREEMENT WITH EACH SUBADVISER OF YOUR FUND

At the Meeting, you will be asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement”) with respect to each of your Fund’s subadvisers (each, a “Subadviser,” and collectively, the “Subadvisers”): Western Asset Management Company Limited (Proposal 2-A), Western Asset Management Company Ltd (Proposal 2-B), and Western Asset Management Company Pte. Ltd. (Proposal 2-C). You are entitled to vote on a New Subadvisory Agreement with each Subadviser of your Fund. Please also see the chart above in “Summary of Proposals.”

Introduction

Each Subadviser is a wholly-owned subsidiary of Legg Mason. Information about the Subadvisers is provided in Proposal 1 above under “Information about the Manager, the Subadvisers and Affiliated Service Providers.”

Your Fund’s Subadviser, the date of each Current Subadvisory Agreement with respect to your Fund, and the date on which it was last approved by shareholders and approved for continuance by the applicable Board are provided in Appendix E.

Shareholders are being asked to approve a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers because the consummation of the Transaction described above will constitute a change in control of your Fund’s Manager and Subadvisers and, therefore, will result in the automatic termination of each Current Subadvisory Agreement under the 1940 Act. If shareholders approve a New Subadvisory Agreement for a Fund prior to the consummation of the Transaction and that Fund’s New Management Agreement is approved by shareholders, that New Subadvisory Agreement will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, the Subadviser will continue to serve your Fund pursuant to the terms of the Current Subadvisory Agreement.

There will be no increase in the fees payable to a Subadviser as a result of a New Subadvisory Agreement, and each Subadviser will continue to provide the advisory services to a Fund under a New Subadvisory Agreement as were provided under the applicable Current Subadvisory Agreement. It is expected that advisory services will continue to be provided by the same Subadviser personnel under a New Subadvisory Agreement as under the applicable Current Subadvisory Agreement. The Fund’s Manager pays a portion of the fee it receives from the Fund to a Subadviser as compensation for the Subadviser’s advisory services to the Fund. In certain cases, a Fund’s Subadviser pays a portion of the fee it receives to other Subadvisers as compensation for such Subadvisers’ advisory services to the Fund.

The terms of each New Subadvisory Agreement are identical to the terms of the applicable Current Subadvisory Agreement, except for the dates of execution,

effectiveness and termination. The stated subadvisory fees to be paid with respect to your Fund are identical under the applicable Current Subadvisory Agreement and the New Subadvisory Agreement.

Set forth below is a general description of the New Subadvisory Agreement and a comparison of its terms to those of the Current Subadvisory Agreement. Shareholders should refer to Appendix K-1 for a more detailed comparison of the terms of the New Subadvisory Agreement and their Fund’s Current Subadvisory Agreement(s), and Appendix K-2 for a copy of the form of New Subadvisory Agreement.

As noted above, the current agreements are titled “investment management agreements” but are referred to herein for convenience as “subadvisory agreements.” The terms of your Fund’s new agreement(s) are identical to the terms of your Fund’s current agreement(s), except for the dates of execution, effectiveness and termination.

Comparison of New Subadvisory Agreement with Current Subadvisory Agreement

Fees. There is no change in the fees payable to the Subadvisers for investment subadvisory services as a result of the New Subadvisory Agreements. The Fund does not compensate a Subadviser for its services. That compensation is paid by the Manager or, in some cases, another Subadviser. The current contractual fees payable to the Subadvisers are set forth in Appendix E.

Investment Subadvisory Services. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board Members and its Manager, the Subadviser will regularly provide the Fund, with respect to that portion of the Fund’s assets allocated to the Subadviser by the Manager, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Subadviser.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” Each of the

Current Subadvisory Agreement and the New Subadvisory Agreement states that, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described above, the Fund’s Subadviser shall seek to obtain the most favorable price and execution available. In making such determination the Subadviser shall consider all factors it deems relevant.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement further provides that the Subadviser will perform such other functions of investment management and supervision as may be directed by the Board.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws.

Payment of Expenses. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement requires the Subadviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Subadviser is not responsible for the Fund’s expenses. The Subadviser is required to bear all expenses in connection with the performance of its services under the Agreement.

Potential Conflicts of Interest. Each Fund and its Manager and Subadvisers have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. If transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement specifically provides that the Subadviser may engage in any other business or render services of any kind.

Limitation on Liability. Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. A Subadviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Subadviser who may provide services to the Fund as contemplated by the Subadvisory Agreement.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction and the Fund’s New Management Agreement is approved by shareholders, the New Subadvisory Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Subadvisory

Agreement, as required by the 1940 Act. The Current Subadvisory Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed.

Termination. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Subadviser, upon written notice as provided in the Agreement. Each Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Each of the Current Subadvisory Agreement and New Subadvisory Agreement also limit the ongoing use of the name of the Subadviser following termination.

Possible Interim Subadvisory Agreement(s)

If the shareholders of your Fund do not approve a New Subadvisory Agreement and the Transaction is completed, an interim subadvisory agreement (an “Interim Subadvisory Agreement”) will take effect upon the closing of the Transaction. The Board is expected to approve the Interim Subadvisory Agreement to allow the Fund’s Subadviser to continue providing services to the Fund while shareholder approval of the New Subadvisory Agreement continues to be sought. The terms of the Interim Subadvisory Agreement are identical to those of the Current Subadvisory Agreement, except for the term and escrow provisions described below. The Interim Subadvisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Subadvisory Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate an Interim Subadvisory Agreement on 10 calendar days’ written notice to the Subadviser without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Subadviser under an Interim Subadvisory Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Subadvisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Subadvisory Agreement will be paid to the Subadviser. If shareholders of your Fund do not approve the New Subadvisory Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Subadviser will be paid the lesser of its costs incurred in performing its services under the Interim Subadvisory Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Manager and Board of your Fund would either negotiate a new subadvisory agreement with an advisory organization selected by the Manager and the Board, subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

At the meetings held on May 14, 2020, at which the Board of your Fund will consider approval of your Fund’s New Management Agreement, the Board of your

Fund, including the Independent Board Members, also will consider approving a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers.

Your Fund’s Board’s considerations regarding a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers are discussed in Proposal 1 above.

Required Vote

To become effective with respect to your Fund, each New Subadvisory Agreement with a Subadviser of your Fund must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

ADDITIONAL INFORMATION

5% Share Ownership

As of May 8, 2020, the persons listed in Appendix J owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix J.

Security Ownership of Management

As of May 8, 2020, the Board Members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act, subject to the rules thereunder and applicable guidance from the SEC and its staff, require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to, in respect of such person’s transactions in any securities of such company (other than short-term paper), file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the SEC.

Based on a review of these forms filed with the SEC for each Fund, each Fund believes that its Section 16(a) reporting persons have complied with all applicable Section 16(a) filing requirements during its last fiscal year.

To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of the Fund’s equity securities, except as set forth in Appendix I.

Submission of Shareholder Proposals

All proposals by shareholders that are intended to be presented at a Fund’s next annual meeting of shareholders must be received by the Fund for inclusion in the

Fund’s proxy statement and proxy relating to that meeting not later than the date specified in Appendix C. Any shareholder who desires to bring a proposal at a Fund’s next annual meeting of shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason Investor Services, 100 International Drive, 4th Floor, Baltimore, MD 21202) during the period specified in Appendix C. Shareholder proposals are subject to certain regulations under the federal securities laws.

The Audit Committee of each Fund has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at compliance-fundscco@leggmason.com or at:

Legg Mason & Co., LLC

Compliance Department

100 International Drive, 4th Floor

Baltimore, MD 21202

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Each Fund’s Audit Committee Chair may be contacted at:

Audit Committee Chair

c/o Legg Mason & Co., LLC

Compliance Department

100 International Drive, 4th Floor

Baltimore, MD 21202

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 International Drive, 4th Floor, Baltimore, MD 21202. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be borne by Legg Mason. These costs will be borne by Legg Mason whether or not the proposals are successful and whether or not the Transaction is consummated. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist in the solicitation of proxies. Proxy solicitation costs and postage and printing costs associated with this Joint Proxy Statement, are estimated at approximately $900,000, plus reimbursements of out-of-pocket expenses.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix A.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 620 Eighth Avenue, 49th Floor, New York, New York 10018, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings. If a Fund decides to hold a Meeting by means of remote communication, the announcement regarding this change will include instructions on how to access the list of shareholders electronically.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

[date]

Appendix A

Fiscal Year Ends

Fund	Fiscal Year End
Western Asset Inflation-Linked Income Fund	11/30
Western Asset Inflation-Linked Opportunities & Income Fund	11/30

A-1

Appendix B

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on May 22, 2020, the record date for voting at the Meeting. Additionally, the table lists the quorum requirements for each Fund. The table also indicates, under “Manner of Voting,” whether a shareholder of a Fund is entitled to one vote for each share of that Fund held on the record date or, for preferred shares, on the basis of liquidation preference.

Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Western Asset Inflation-Linked Income Fund			30% of shares entitled to vote	One vote per share
Western Asset Inflation-Linked Opportunities & Income Fund			30% of shares entitled to vote	One vote per share

B-1

Appendix C

Submission of Shareholder Proposals

It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the annual meeting. Proposals that shareholders wish to present to the 2021 annual meeting of shareholders and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund not less than 120 days prior to [                        ] (i.e., on or before [                        ]).

Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2021 annual meeting of shareholders must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days, nor more than 60 days, prior to [                        ] (i.e., no earlier than [                        ] and no later than [                        ]).

C-1

Appendix D

Management Agreements

Dates, Approvals and Fees

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
Western Asset Inflation-Linked Income Fund	Western Asset	9/24/2003	9/15/2003[1]	11/19/2019	0.35% of the Fund’s average weekly assets[2]
Western Asset Inflation-Linked Opportunities & Income Fund	Western Asset	5/30/2018	5/30/2018[3]	11/19/2019	0.35% of the Fund’s average weekly assets[2]

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

3 Date management agreement for the Fund was last approved by shareholders.

D-1

Appendix E

Subadvisory Agreements

Dates, Approvals and Fees

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
Western Asset Inflation-Linked Income Fund	Western Asset London	10/30/2008	9/15/2003[1]	11/19/2019	0.35% of the portion of the average weekly assets allocated
	Western Asset Japan	10/30/2008	9/15/2003[1]	11/19/2019	0.35% of the portion of the average weekly assets allocated
	Western Asset Singapore	10/30/2008	9/15/2003[1]	11/19/2019	0.35% of the portion of the average weekly assets allocated
Western Asset Inflation-Linked Opportunities & Income Fund	Western Asset London	5/30/2018	5/30/2018[2]	11/19/2019	0.35% of the portion of the average weekly assets allocated
	Western Asset Japan	5/30/2018	5/30/2018[2]	11/19/2019	0.35% of the portion of the average weekly assets allocated
	Western Asset Singapore	5/30/2018	5/30/2018[2]	11/19/2019	0.35% of the portion of the average weekly assets allocated

1 Date management agreement for the Fund approved by sole initial shareholder. Subadvisory agreement was entered into in connection with an internal reorganization in reliance on Rule 2a-6 under the 1940 Act.

2 Date subadvisory agreement for the Fund was last approved by shareholders.

E-1

Appendix F

Fees Paid to Manager and Affiliates

The following table indicates amounts paid by each Fund to its Manager or an affiliate of the Manager during the Fund’s last fiscal year. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year

Fund	Aggregate Management Fee (after waivers, if any) ($)	Administration Fees (after waivers, if any) ($)	Fiscal Year Ended
Western Asset Inflation-Linked Income Fund	1,925,921	275,132	11/30/2019
Western Asset Inflation-Linked Opportunities & Income Fund	3,867,616	552,517	11/30/2019

F-1

Appendix G-1

Directors and Principal Officers of Manager and Subadvisers

Western Asset Management Company, LLC
Name	Position with Western Asset Management Company, LLC
Legg Mason, Inc.	Sole Shareholder
James W. Hirschmann	Director, Chief Executive Officer & President
Jennifer W. Murphy	Director, Chief Operating Officer
Bruce D. Alberts	Chief Financial Officer
Marzo N. Bernardi	Director of Client Service & Marketing
Dennis McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	General Counsel & Secretary
Kevin Ehrlich	Chief Compliance Officer
Thomas C. Merchant	Non-Employee Director
John D. Kenney	Non-Employee Director
Peter H. Nachtwey	Non-Employee Director
Western Asset Management Company Limited
Name	Position with Western Asset Management Company Limited
Western Asset Management (Cayman) Holdings Limited	Joint Shareholder
Michael B. Zarouf	Director & Senior Executive Officer
Charles A. Ruys de Perez	General Counsel & Director
Jelena N. Petrovic	Chief Compliance Officer
Ann Duong	Finance Officer
Thomas C. Merchant	Non-Executive Director
Western Asset Management Company Ltd
Name	Position with Western Asset Management Company Ltd
Legg Mason, Inc.	Sole Shareholder
Naoya Orime	Representative Director
Takashi Komatsu	Director, Head of Legal & Compliance; Chief Compliance Officer
Maki Yoshida	Operation Officer
Yasuaki Sudo	Finance Officer
Charles A. Ruys de Perez	Non-Employee Director
Laura A. Boydston	Non-Executive Director
Western Asset Management Company Pte. Ltd.
Name	Position with Western Asset Management Company Pte. Ltd
LM International Holding LP	Sole Shareholder
Michael Dale	Chief Executive Officer and Executive Director
Alvin L.S. Lee	Executive Director & Chief Compliance Officer
Shirleen H.K. Thor	Finance Manager
Charles A. Ruys de Perez	Non-Executive Director
Laura A. Boydston	Non-Executive Director

G-1-1

Appendix G-2

Officers of the Funds

Name	Position(s) with Funds	Positions(s) with Manager and/or Subadviser
Jane E. Trust	President and Chief Executive Officer	Senior Managing Director of Legg Mason; President and Chief Executive Officer of LMPFA
Jeanne M. Kelly	Senior Vice President	Senior Vice President of LMPFA; Managing Director of Legg Mason & Co.
Ted Becker	Chief Compliance Officer	Global Compliance Director, Managing Director of Legg Mason
Jenna Bailey	Identity Theft Prevention Officer	Senior Compliance Officer, Assistant Vice President of Legg Mason
Christopher Berarducci	Principal Financial Officer and Treasurer	Director of Legg Mason
Robert I. Frenkel	Secretary and Chief Legal Officer	Vice President and Deputy General Counsel of Legg Mason; Managing Director and General Counsel—U.S. Mutual Funds for Legg Mason
Thomas C. Mandia	Assistant Secretary	Managing Director and Deputy General Counsel of Legg Mason; Secretary of LMPFA
Marc De Oliveira	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Rosemary Emmens	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Harris Goldblat	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Tara E. Gormel	Assistant Secretary	Director, Associate General Counsel, Legg Mason
George P. Hoyt	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Angela Velez	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Todd Lebo	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Susan Lively	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Amy Olmert	Assistant Treasurer	Managing Director, Head of Global Fiduciary Platform, Legg Mason

G-2-1

Name	Position(s) with Funds	Positions(s) with Manager and/or Subadviser
Erin Morris	Assistant Treasurer	Director, Senior Manager, Legg Mason
Carol Denny	Assistant Treasurer	Managing Director, Head of Product Support, Legg Mason
Lisa Carucci	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Denisa Birzan	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Chris Vlantis	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Edward Quigley	Assistant Treasurer	Director, Director of Product Tax, Legg Mason
Raymond Lui	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert Flower	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
John Triolo	Assistant Treasurer	Director, Senior Manager, Legg Mason
Daniel Schlissel	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Donald Guire	Assistant Treasurer	Director, Senior Manager, Legg Mason
Hanna Zagorska-Sukiennik	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert DuCharme	Assistant Treasurer	Senior Business Strategist, Legg Mason
Brooke Hennessy	Assistant Treasurer	Vice President, Senior Manager, Legg Mason

G-2-2

Appendix H

Other Funds Advised by Manager and Subadvisers

The following table lists certain information regarding funds for which each Manager or Subadviser provides investment advisory or subadvisory services, other than the Funds that are addressed by this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Western Asset
	ClearBridge International Growth Fund	2,456,309,901	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Global Infrastructure Income Fund	23,311,457	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Small Cap Fund	1,218,680,244	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Value Trust	1,807,849,053	0.02% of the portion of the average daily net assets allocated[6]
	Martin Currie Emerging Markets Fund	157,607,177	0.02% of the portion of the average daily net assets allocated[6]
	Martin Currie International Unconstrained Equity Fund	5,236,661	0.02% of the portion of the average daily net assets allocated[6]
	Martin Currie SMASh Series EM Fund	22,550,936	0
	QS Global Market Neutral Fund	63,431,705	0.02% of the portion of the average daily net assets allocated[6]
	QS International Equity Fund	217,102,496	0.02% of the portion of the average daily net assets allocated[6]
	QS Strategic Real Return Fund (Portfolio Management)	97,684,808	0.25% of the portion of the average daily net assets allocated[6]
	QS Strategic Real Return Fund (Cash Management)	97,684,808	0.02% of the portion of the average daily net assets allocated[6]
	QS U.S. Small Capitalization Equity Fund	186,175,787	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Aggressive Growth Fund	7,166,460,934	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge All Cap Value Fund	1,560,926,665	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Appreciation Fund	6,486,192,240	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Dividend Strategy Fund	6,808,523,214	0.02% of the portion of the average daily net assets allocated[6]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge International Small Cap Fund	69,072,971	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge International Value Fund	299,161,340	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Large Cap Growth Fund	15,535,905,821	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Large Cap Value Fund	1,685,111,718	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Mid Cap Fund	1,872,859,632	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Mid Cap Growth Fund	88,534,521	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Select Fund	670,208,209	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Small Cap Growth Fund	3,860,378,027	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Small Cap Value Fund	123,376,227	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Sustainability Leaders Fund	11,218,773	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Tactical Dividend Income Fund	355,775,137	0.02% of the portion of the average daily net assets allocated[6]
	QS Conservative Growth Fund	284,689,375	0.02% of the portion of the average daily net assets allocated[6]
	QS Defensive Growth Fund	121,334,956	0.02% of the portion of the average daily net assets allocated[6]
	QS Global Dividend Fund	360,408,199	0.02% of the portion of the average daily net assets allocated[6]
	QS Global Equity Fund	160,519,531	0.02% of the portion of the average daily net assets allocated[6]
	QS Growth Fund	716,192,645	0.02% of the portion of the average daily net assets allocated[6]
	QS Moderate Growth Fund	456,657,86	0.02% of the portion of the average daily net assets allocated[6]
	QS S&P 500 Index Fund	273,416,039	0.02% of the portion of the average daily net assets allocated[6]
	QS U.S. Large Cap Equity Fund	862,578,010	0.02% of the portion of the average daily net assets allocated[6]
	Western Asset Adjustable Rate Income Fund	230,797,641	70% of the management fee paid to LMPFA[6]
	Western Asset California Municipals Fund	419,783,003	70% of the management fee paid to LMPFA[6]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Corporate Bond Fund	792,759,000	70% of the management fee paid to LMPFA[6]
	Western Asset Emerging Markets Debt Fund	41,052,542	70% of the management fee paid to LMPFA[6]
	Western Asset Global High Yield Bond Fund	258,428,054	70% of the management fee paid to LMPFA[6]
	Western Asset Income Fund	450,047,116	70% of the management fee paid to LMPFA[6]
	Western Asset Intermediate Maturity California Municipals Fund	270,913,274	70% of the management fee paid to LMPFA[6]
	Western Asset Intermediate Maturity New York Municipals Fund	183,678,192	70% of the management fee paid to LMPFA[6]
	Western Asset Intermediate-Term Municipals Fund	2,369,713,549	70% of the management fee paid to LMPFA[6]
	Western Asset Managed Municipals Fund	4,556,179,342	70% of the management fee paid to LMPFA[6]
	Western Asset Massachusetts Municipals Fund	91,493,105	70% of the management fee paid to LMPFA[6]
	Western Asset Mortgage Total Return Fund	982,363,667	70% of the management fee paid to LMPFA[6]
	Western Asset Municipal High Income Fund	529,651,978	70% of the management fee paid to LMPFA[6]
	Western Asset New Jersey Municipals Fund	200,342,372	70% of the management fee paid to LMPFA[6]
	Western Asset New York Municipals Fund	564,727,870	70% of the management fee paid to LMPFA[6]
	Western Asset Oregon Municipals Fund	68,119,525	70% of the management fee paid to LMPFA[6]
	Western Asset Pennsylvania Municipals Fund	179,709,203	70% of the management fee paid to LMPFA[6]
	Western Asset Short Duration High Income Fund	407,941,178	70% of the management fee paid to LMPFA[6]
	Western Asset Short Duration Municipal Income Fund	1,005,081,664	70% of the management fee paid to LMPFA[6]
	Western Asset Short-Term Bond Fund	768,463,195	70% of the management fee paid to LMPFA[6]
	Western Asset Core Bond Fund	13,515,870,286	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

Manager/ Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Core Plus Bond Fund	30,974,222,122		*[2]
	Western Asset High Yield Fund	241,938,408		0.55% of average daily net assets
	Western Asset Inflation Indexed Plus Bond Fund	462,379,278		**[3]
	Western Asset Intermediate Bond Fund	984,942,913		0.40% of average daily net assets
	Western Asset Macro Opportunities Fund	1,635,494,028		*[2]
	Western Asset Total Return Unconstrained Fund	1,416,710,543		*[2]
	Western Asset Institutional Government Reserves	9,330,473,618		70% of the management fee paid to LMPFA[6]
	Western Asset Institutional Liquid Reserves	2,948,173,250		70% of the management fee paid to LMPFA[6]
	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	705,315,951		70% of the management fee paid to LMPFA[6]
	Western Asset Institutional U.S. Treasury Reserves	6,613,907,152		70% of the management fee paid to LMPFA[6]
	Western Asset Premier Institutional Government Reserves	15,830,000,000	[4]	70% of the management fee paid to LMPFA[6]
	Western Asset Premier Institutional Liquid Reserves	21,820,000,000	[4]	70% of the management fee paid to LMPFA[6]
	Western Asset Premier Institutional U.S. Treasury Reserves	12,690,000,000	[4]	70% of the management fee paid to LMPFA[6]
	Western Asset Select Tax Free Reserves	281,044,802		70% of the management fee paid to LMPFA[6]
	Western Asset SMASh Series C Fund	1,112,419,913		0
	Western Asset SMASh Series EC Fund	2,132,821,009		0
	Western Asset SMASh Series M Fund	2,842,111,579		0
	Western Asset SMASh Series TF Fund	43,684,568		0
	Western Asset Government Reserves	1,131,214,353		70% of the management fee paid to LMPFA[6]
	Western Asset New York Tax Free Money Market Fund	107,806,366		70% of the management fee paid to LMPFA[6]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Prime Obligations Money Market Fund	171,232,620	70% of the management fee paid to LMPFA[6]
	Western Asset Tax Free Reserves	58,630,634	70% of the management fee paid to LMPFA[6]
	Western Asset U.S. Treasury Reserves	292,186,479	70% of the management fee paid to LMPFA[6]
	Western Asset Premium Liquid Reserves	15,389,248	70% of the management fee paid to LMPFA[6]
	Western Asset Premium U.S. Treasury Reserves	310,989,531	70% of the management fee paid to LMPFA[6]
	Government Portfolio	12,504,754,039	70% of the management fee paid to LMPFA[6]
	Liquid Reserves Portfolio	20,751,689,279	70% of the management fee paid to LMPFA[6]
	Tax Free Reserves Portfolio	339,770,336	70% of the management fee paid to LMPFA[6]
	U.S. Treasury Obligations Portfolio	733,766,289	0
	U.S. Treasury Reserves Portfolio		70% of the management fee paid to LMPFA[6]
	ClearBridge All Cap Growth ETF	128,221,000	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Dividend Strategy ESG ETF	6,439,001	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Large Cap Growth ESG ETF	192,196,356	0.02% of the portion of the average daily net assets allocated[6]
	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040	0.02% of the portion of the average daily net assets allocated[6]
	Legg Mason Global Infrastructure ETF	21,826,070	0.02% of the portion of the average daily net assets allocated[6]
	Legg Mason International Low Volatility High Dividend ETF	53,750,511	0.02% of the portion of the average daily net assets allocated[6]
	Legg Mason Low Volatility High Dividend ETF	824,022,237	0.02% of the portion of the average daily net assets allocated[6]
	Legg Mason Small-Cap Quality Value ETF	10,483,469	0.02% of the portion of the average daily net assets allocated[6]
	Western Asset Short Duration Income ETF	25,801,165	70% of the management fee paid to LMPFA[7]
	Western Asset Total Return ETF	107,525,121	70% of the management fee paid to LMPFA[7]
	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	0.02% of the portion of the average daily net assets allocated[6]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Variable Appreciation Portfolio	813,695,312	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Variable Mid Cap Portfolio	234,584,958	0.02% of the portion of the average daily net assets allocated[6]
	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	0.02% of the portion of the average daily net assets allocated[6]
	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.10% of the Fund’s average daily net assets, plus 0.02% of the portion of the average daily net assets allocated[6]
	QS Variable Conservative Growth	90,768,499	0.02% of the portion of the average daily net assets allocated[6]
	QS Variable Growth	97,958,661	0.02% of the portion of the average daily net assets allocated[6]
	QS Variable Moderate Growth	33,181,672	0.02% of the portion of the average daily net assets allocated[6]
	Western Asset Core Plus VIT Portfolio	193,396,076	70% of the management fee paid to LMPFA[6]
	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	70% of the management fee paid to LMPFA[6]
	Clarion Partners Real Estate Income Fund Inc.	21,538,498	0.50% of the portion of the average daily net assets allocated[6]
	LMP Capital and Income Fund Inc.	280,520,793	70% of the management fee on the portion of the average daily net assets allocated[6]
	Western Asset Corporate Loan Fund Inc.	108,082,060	70% of the management fee paid to LMPFA[6]
	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	70% of the management fee paid to LMPFA[6]
	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	70% of the management fee paid to LMPFA[6]
	Western Asset Global High Income Fund Inc.	464,882,819	70% of the management fee paid to LMPFA[6]
	Western Asset High Income Fund II Inc.	622,145,281	70% of the management fee paid to LMPFA[6]
	Western Asset High Income Opportunity Fund Inc.	703,112,016	70% of the management fee paid to LMPFA[6]
	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	70% of the management fee paid to LMPFA[6]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Intermediate Muni Fund Inc.	144,183,196	70% of the management fee paid to LMPFA[6]
	Western Asset Investment Grade Income Fund Inc.	147,119,435	0.70% up to $60 million and 0.40% in excess of $60 million
	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	70% of the management fee paid to LMPFA[6]
	Western Asset Managed Municipals Fund Inc.	595,380,029	70% of the management fee paid to LMPFA[6]
	Western Asset Middle Market Debt Fund Inc.	88,780,959	90% of the management fee paid to LMPFA[6]
	Western Asset Middle Market Income Fund Inc.	173,330,793	90% of the management fee paid to LMPFA[6]
	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	70% of the management fee paid to LMPFA[6]
	Western Asset Municipal Defined Opportunity Trust Inc.	257,423,494	70% of the management fee paid to LMPFA[6]
	Western Asset Municipal High Income Fund Inc.	173,881,084	70% of the management fee paid to LMPFA[6]
	Western Asset Municipal Partners Fund Inc.	161,010,999	70% of the management fee paid to LMPFA[6]
	Western Asset Premier Bond Fund	174,564,634	0.55% of the average weekly value of the Fund’s total managed assets[5]
	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	70% of the management fee paid to LMPFA[6]
	Morgan Stanley Pathway Funds — Core Fixed Income Fund	1,203,532,559	0.30%
	Morgan Stanley Pathway Funds — High Yield Fund	48,911,035	0.20%
	MassMutual Select Strategic Bond Fund	705,540,226	0.30% on assets up to $100 million; 0.15% on assets over $100 million
	John Hancock Floating Rate Income Fund	927,076,844	0.25% on assets up to $500 million; 0.20% on assets over $100 million
	John Hancock High Yield Fund	1,024,126,685	0.25% on assets up to $500 million; 0.20% on assets over $100 million
	Western Asset Management Gov’t Income Portfolio	930,347,820	0.30% on assets up to $100 million; 0.20% on assets between $100 million and $500 million; 0.175% on assets between $500 million and $1 billion; 0.15% on assets between $1 billion and $2 billion; 0.125% on assets over $2 billion
	Western Asset Management Strategic Bond Opportunities Portfolio	3,084,113,479	0.50%

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Management US Gov’t Portfolio	1,931,527,409	0.22% on assets up to $100 million; 0.125% on assets between $100 million and $500 million; 0.10% on assets between $500 million and $1 billion; 0.09% on assets between $1 billion and $2 billion; 0.07% on assets over $2 billion
	PL Managed Bond Fund	497,358,662	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion
	PL Inflation Managed Portfolio	40,949,390	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion
	AST Academic Strategies Asset Allocation Portfolio (EMD sleeve)	4,662,021,434	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion
	AST Academic Strategies Asset Allocation Portfolio (Macro Opps sleeve)	4,662,021,434	0.40% on assets up to $100 million; 0.20% on assets over $100 million
	AST Western Asset Core Plus Bond Portfolio	3,747,220,689	0.60% on assets up to $100 million; 0.40% on assets over $100 million
	AST Western Asset Corporate Bond Portfolio	5,335,026	0.40% on assets up to $100 million; 0.20% on assets over $100 million
	AST Western Asset Emerging Markets Debt Portfolio	71,596,183	0.15% on assets up to $500 million; 0.125% on assets between $500 million and $1.5 billion; 0.10% on assets over $1.5 billion
	JNL Multi-Manager Alternative Fund	1,220,465,000	0.90% on assets up to $100 million; 0.85% on assets between $100 million and $150 million; 0.80% on assets between $150 million and $200 million; 0.75% on assets over $200 million
	Nationwide Multi-Cap Portfolio	2,495,082,346	0.20% on assets up to $100 million; 0.15% on assets between $100 million and $300 million; 0.10% on assets over $300 million
	GuideStone Funds — Global Bond Fund	610,089,725	0.50% on assets up to $25 million; 0.15% on assets over $125 million
	GuideStone Funds — Medium-Duration Bond Fund	1,784,198,094	0.20%
	LVIP Western Core Bond Fund	2,021,705,341	0.30% on assets up to $100 million; 0.1% on assets over $100 million

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Western Asset London
	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated
	Western Asset Emerging Markets Debt Fund	41,052,542	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Global High Yield Bond Fund	258,428,054	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Short Duration High Income Fund	407,941,178	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Short-Term Bond Fund	768,463,195	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Core Bond Fund	13,515,870,286	*[2]
	Western Asset Core Plus Bond Fund	30,974,222,122	*[2]
	Western Asset High Yield Fund	241,938,408	*[2]
	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	*[2]
	Western Asset Intermediate Bond Fund	984,942,913	*[2]
	Western Asset Macro Opportunities Fund	1,635,494,028	*[2]
	Western Asset Total Return Unconstrained Fund	1,416,710,543	*[2]
	Western Asset SMASh Series C Fund	1,112,419,913	0
	Western Asset SMASh Series EC Fund	2,132,821,009	0
	Western Asset SMASh Series M Fund	2,842,111,579	0
	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	LMP Capital and Income Fund Inc.	280,520,793	0.30% of the portion of the average daily net assets allocated
	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Global High Income Fund Inc.	464,882,819	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset High Income Fund II Inc.	622,145,281	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset High Income Opportunity Fund Inc.	703,112,016	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Investment Grade Income Fund Inc.	147,119,435	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Middle Market Debt Fund Inc.	88,780,959	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated[5]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Japan
	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated
	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Core Plus Bond Fund	30,974,222,122	**[3]
	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[3]
	Western Asset Macro Opportunities Fund	1,635,494,028	**[3]
	Western Asset Total Return Unconstrained Fund	1,416,710,543	**[3]
	Western Asset SMASh Series EC Fund	2,132,821,009	0
	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated[5]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Western Asset Singapore
	Western Asset Emerging Markets Debt Fund	41,052,542	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Global High Yield Bond Fund	258,428,054	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Core Plus Bond Fund	30,974,222,122	**[3]
	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[3]
	Western Asset Macro Opportunities Fund	1,635,494,028	**[3]
	Western Asset Total Return Unconstrained Fund	1,416,710,543	**[3]
	Western Asset SMASh Series EC Fund	2,132,821,009	0
	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Global High Income Fund Inc.	464,882,819	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset High Income Fund II Inc.	622,145,281	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated[5]
	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

1 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

2 The agreement provides that the fee payable to the Subadviser is equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

3 The agreement provides that the fee payable to the Subadviser is equal to the product of (i) the Baseline Amount for the current calendar month and (ii) the average of the Subadviser Fraction for the current calendar month and the Subadviser Fraction for the preceding calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

4 As of February 29, 2020.

5 “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

6 Net of expense waivers and reimbursements.

7 Net of (i) all fees and expenses incurred by LMPFA under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements.

Appendix I

5% Share Ownership

At May 8, 2020, to the knowledge of management, the registered stockholders owned of record or owned beneficially more than 5% of each Fund’s capital stock outstanding is noted in the tables below. This information is based solely upon the information obtained from Schedule 13Gs and/or Schedule 13Ds filed with the U.S. Securities and Exchange Commission.

Western Asset Inflation-Linked Opportunities & Income Fund (WIW)

As of the close of business on May 8, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	5.17%	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400, Richmond, VA 23219
Common Stock	5.15%	RiverNorth Capital Management, LLC	325 N. LaSalle Street, Suite 645, Chicago, IL 60654
Common Stock	7.25%	Sit Investment Associates, Inc.	3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402
Common Stock	7.94%	Wells Fargo & Company	420 Montgomery Street, San Francisco, CA 94163
Common Stock	7.11%	Wells Capital Management Incorporated	525 Market Street, 10th Floor, San Francisco, CA 94105
Common Stock	22.1%	Cascade Investment, L.L.C.	2365 Carillon Point, Kirkland, WA 98033

Western Asset Inflation-Linked Income Fund (WIA)

As of the close of business on May 8, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	15.7%	Karpus Investment Management	183 Sully’s Trail, Pittsford, New York 14534
Common Stock	6.05%	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400, Richmond, VA 23219
Common Stock	9.0%	Sit Investment Associates, Inc.	3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402
Common Stock	23.8%	Cascade Investment, L.L.C.	2365 Carillon Point, Kirkland, WA 98033

I-1

Appendix J-1

Comparison of Current Management Agreement and New Management Agreement1

Investment Management Services

The Trust hereby appoints Western Asset Management Company as Manager of the Trust for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Trustees”), the Manager shall regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust consistent with the Trust’s investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Agreement and Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Trust, as each of the foregoing may be amended from time to time.

Investment Management Services Same

Brokerage Transactions The Manager will place orders pursuant to its investment determinations for the Trust either directly with the issuer or	Brokerage Transactions Same

1 Each management agreement is titled “Investment Management Agreement.” In addition, there may be minor, non-substantive variations in each Fund’s agreement.

J-1-1

with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and

J-1-2

research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.

Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust, and shall perform such other functions of management and supervision, as may be directed by the Trustees.

Additional Services Same

Information to Be Provided by the Trust

The Trust shall at all times keep the Manager fully informed with regard to the securities and other property owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

Information to Be Provided by the Trust Same

Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board of Trustees and officers of the Trust with all statistical information and reports reasonably required by them and reasonably available to the Manager.

Information to Be Provided by the Manager Same

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Transactions with Affiliates

The Trust hereby agrees with the Manager and with any investment adviser appointed pursuant to the provisions below (an “Investment Adviser”) that any entity or person associated with the Manager or Investment Adviser (or with any affiliated person of the Manager or Investment Adviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

Transactions with Affiliates Same

Delegation of Duties

The Manager may enter into a contract (“Investment Advisory Agreement”) with one or more investment advisers in which the Manager delegates to such investment adviser or investment advisers any or all of its duties specified in this Agreement. Such Investment Advisory Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.

The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this provision.

Delegation of Duties Same

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Expenses

Other than as herein specifically indicated, the Manager shall not be responsible for the expenses of the Trust. Specifically (but without limitation), the Manager will not be responsible for any of the following expenses of the Trust, which expenses shall be borne by the Trust: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Trust and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Trust’s shares; expenses of registering and qualifying shares of the Trust for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Trust shareholders; costs of stationery; costs of shareholders’ and other meetings of the Trust; Trustees’ fees; audit fees; travel expenses of officers, Trustees and employees of the Trust, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and/or its officers and Trustees.

Expenses Same

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Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Trust’s portfolio transactions and the keeping of the Trust’s books of account in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Recordkeeping Obligations Same

Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected.

No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This provision shall not apply to Trustees, executive committee members,

Board Members and Officers Same

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consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Fees

As compensation for the services performed and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Trust shall pay the Manager an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly assets. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions used by the Manager to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase

Fees Same

J-1-7

Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties, in the event that the expenses of the Trust exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Trust, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Trust’s expenses to the extent required by such expense limitation.

Limitation of Liability of Manager

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

Limitation of Liability of Manager Same

J-1-8

Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

Other Activities Same

Certain Defined Terms

As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Certain Defined Terms Same

J-1-9

Term of Agreement

This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth below) until terminated as follows:

(a) Either party hereto may at any time terminate this Agreement by sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees or the shareholders of the Trust by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Term of Agreement Same

J-1-10

Action by the Trust under this provision may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

Termination

This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager. Any termination of this Agreement pursuant to this Agreement shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Trust hereby agrees that it will eliminate from its corporate name any reference to the name of “Western.” The Trust shall have the non-exclusive use of the name “Western” in whole or in part only so long as this Agreement is effective or until such notice is given.

Termination Same

J-1-11

Entire Agreement; Severability; Miscellaneous

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

A copy of the Trust’s Agreement and Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

Entire Agreement; Severability; Miscellaneous Same

J-1-12

Appendix J-2

Form of New Management Agreement1

---

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT, made this [    ] day of [                ], [    ], by and between [    ], a Massachusetts business trust (the “Trust”), and Western Asset Management Company, a California corporation (the “Manager”).

WHEREAS, the Trust is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust wishes to retain the Manager to provide certain investment advisory, management and administrative services to the Trust; and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints Western Asset Management Company as Manager of the Trust for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Trust shall at all times keep the Manager fully informed with regard to the securities and other property owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Trustees”), the Manager shall regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust consistent with the Trust’s investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Agreement and Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Trust, as each of the foregoing may be amended from time to time. The Manager will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any

1 There may be minor, non-substantive variations among each Fund’s agreement.

J-2-1

broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Trust, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust, and shall perform such other functions of management and supervision, as may be directed by the Trustees.

(b) The Trust hereby agrees with the Manager and with any investment adviser appointed pursuant to Paragraph 4 below (an “Investment Adviser”) that any entity or person associated with the Manager or Investment Adviser (or with any affiliated person of the Manager or Investment Adviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. The Manager may enter into a contract (“Investment Advisory Agreement”) with one or more investment advisers in which the Manager delegates to such investment adviser or investment advisers any or all of its duties specified in Paragraph 3 hereunder. Such Investment Advisory Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.

5. (a) The Manager, at its expense, shall supply the Board of Trustees and officers of the Trust with all statistical information and reports reasonably requested

J-2-2

by them and reasonably available to the Manager. The Manager shall oversee the maintenance of all books and records with respect to the Trust’s portfolio transactions and the keeping of the Trust’s books of account in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this Paragraph 5(a).

(b) Other than as herein specifically indicated, the Manager shall not be responsible for the expenses of the Trust. Specifically (but without limitation), the Manager will not be responsible for any of the following expenses of the Trust, which expenses shall be borne by the Trust: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Trust and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Trust’s shares; expenses of registering and qualifying shares of the Trust for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Trust shareholders; costs of stationery; costs of shareholders’ and other meetings of the Trust; Trustees’ fees; audit fees; travel expenses of officers, Trustees and employees of the Trust, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and/or its officers and Trustees.

6. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This Paragraph 6 shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Trust shall pay the Manager an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly

J-2-3

assets. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions used by the Manager to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties, in the event that the expenses of the Trust exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Trust, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Trust’s expenses to the extent required by such expense limitation.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other trust, firm, individual or association.

10. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term “specifically approve at least annually” shall be

J-2-4

construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

11. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Paragraph 12 below) until terminated as follows:

(a) Either party hereto may at any time terminate this Agreement by sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees or the shareholders of the Trust by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Action by the Trust under paragraph (a) of this Paragraph 11 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

12. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager. Any termination of this Agreement pursuant to Paragraph 11 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

13. In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Trust hereby agrees that it will eliminate from its corporate name any reference to the name of “Western.” The Trust shall have the non-exclusive use of the name “Western” in whole or in part only so long as this Agreement is effective or until such notice is given.

J-2-5

14. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. A copy of the Trust’s Agreement and Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

Attest:	[ ]

By:	By:
Name:
Title:

Attest:	[ ]

By:	By:
Name:
Title:

J-2-6

Appendix K-1

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement1

Investment Advisory Services

The Manager hereby appoints [Subadviser] as investment adviser for the Trust with respect to those assets of the Trust as may be designated by the Manager from time to time for the period and on the terms set forth in this Agreement. [Subadviser] accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

Subject to the supervision of the Trustees and the Manager, [Subadviser] shall as requested by the Manager regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust with respect to those assets of the Trust as may be designated by the Manager from time to time consistent with the Trust’s investment objectives, policies, and restrictions as stated in the Trust’s current Prospectus and Statement of Additional Information. [Subadviser] shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Trust, as each of the foregoing may be amended from time to time.

Investment Advisory Services Same

1 Each subadvisory agreement is titled “Investment Management Agreement.” In addition, there may be minor, non-substantive variations among the agreements.

K-1-1

Brokerage Transactions

[Subadviser] will as requested by the Manager place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, [Subadviser] shall seek to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, [Subadviser], bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to [Subadviser] in writing, [Subadviser] shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to [Subadviser] or any affiliated person of [Subadviser] an

Brokerage Transactions Same

K-1-2

amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if [Subadviser] determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or [Subadviser]’s overall responsibilities with respect to the Trust and to other clients of [Subadviser] and any affiliated person of [Subadviser] as to which [Subadviser] or any affiliated person of [Subadviser] exercises investment discretion.

Additional Services [Subadviser] shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by [Subadviser].	Additional Services Same

Information to Be Provided by the Manager

The Manager has furnished [Subadviser] with copies of each of the following:

(a) The Trust’s Agreement and Declaration of Trust and all amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as they shall from time to time be amended, are herein called the “Declaration”);

(b) The Trust’s By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

Information to Be Provided by the Manager Same

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(c) Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Manager as the manager and [Subadviser] as investment adviser and approving the Investment Management Agreement between the Manager and the Trust dated [    ], 2020 (the “Management Agreement”) and this Agreement;

(d) The Trust’s most recently filed Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;

(e) The Trust’s most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”); and

(f) The Trust’s most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

The Manager will furnish [Subadviser] from time to time with copies of all amendments of or supplements to the foregoing.

Information to Be Provided by the Subadviser

[Subadviser] will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Trust that

Information to Be Provided by the Subadviser Same

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it implements in accordance with all applicable federal and state laws and regulations, and will furnish the Trustees with such periodic and special reports as the Trustees or the Manager reasonably may request.

Transactions with Affiliates

The Trust hereby agrees that any entity or person associated with [Subadviser] (or with any affiliated person of [Subadviser]) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

Transactions with Affiliates Same

Expenses

During the term of this Agreement, [Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Trust.

Expenses Same

Recordkeeping Obligations

[Subadviser] will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Trust in accordance with all applicable federal and state laws and regulations.

Recordkeeping Obligations Same

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In compliance with the requirements of Rule 31a-3 under the 1940 Act, [Subadviser] hereby agrees that all books and records which it maintains for the Trust are property of the Trust and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. [Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

Fees

For the services which [Subadviser] will render to the Manager and the Trust under this Agreement, the Manager will pay [Subadviser] an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly assets that Subadviser manages. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar

Fees Same

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roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. Fees due to [Subadviser] hereunder shall be paid promptly to [Subadviser] by the Manager following its receipt of fees from the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

Limitation of Liability of Subadviser

In the absence of willful misfeasance, bad faith or gross negligence on the part of [Subadviser], or reckless disregard of its obligations and duties hereunder, [Subadviser] shall not be subject to any liability to the Manager, the Trust or any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

Limitation of Liability of Subadviser Same

Limitation of Liability of Trustees, Officers and Shareholders

A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby

Limitation of Liability of Trustees, Officers and Shareholders Same

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given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

Other Activities

[Subadviser]’s services hereunder are not deemed to be exclusive, and [Subadviser] shall be free to render similar services to others. It is understood that persons employed by [Subadviser] to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of [Subadviser] or any affiliate of [Subadviser] to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Other Activities Same

Certain Defined Terms

As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Certain Defined Terms Same

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the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Term and Termination

This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth herein) until terminated as follows:

a. The Trust may at any time terminate this Agreement by not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager and [Subadviser], or

b. If (i) the Trustees or the shareholders of the Trust by vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust, the Manager or [Subadviser], by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, [Subadviser] may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

Term and Termination Same

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c. The Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to [Subadviser], and [Subadviser] may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

Non-Exclusive Right

Subadviser hereby grants to the Trust the nonexclusive right and license to use the mark “[Subadviser]” (the “Licensed Mark”) in the Trust’s name and in connection with the formation,

issuance, marketing, promotion and operations of, or disclosure related to, the Trust. Subadviser agrees that it shall receive no compensation for any such use by the Trust. Subadviser hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title, or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word “[Subadviser].”

Non-Exclusive Right Same

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No Assignment; Amendments; Entire Agreement

This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Manager or [Subadviser].

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

No Assignment; Amendments; Entire Agreement Same

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Additional Provisions

The Trust represents, warrants and covenants that it is a “qualified eligible person” as defined in Rule 4.7 of the Commodity Futures Trading Commission (“CFTC”) and consents to being treated as an exempt account under CFTC Rule 4.7.

[Subadviser], the Trust and the Manager represent and warrant that they are each registered with the CFTC and are members of the U.S. National Futures Association to the extent, if any, required by their activities with respect to the Trust.

[[Subadviser] is regulated by the Japanese Securities and Exchange Surveillance Commission, a commission established by the Japanese Financial Services Agency, and is subject to applicable local laws and regulation.][2]

Additional Provisions Same

2 Applies only to the version of the agreement where Western Asset Japan is acting as Subadviser.

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Appendix K-2

Form of New Subadvisory Agreement1

---

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT made this [    ] day of [    ], [    ], by and between [Name of Manager] (“Manager”), a [state/country of domicile company/corporation], and [Name of Subadviser], a [state/country of domicile company/corporation], each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Manager is the adviser of [    ] (the “Trust”), a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager wishes to retain [Subadviser] to provide certain investment advisory services in connection with the Manager’s management of the Trust; and

WHEREAS, [Subadviser] is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Appointment. The Manager hereby appoints [Subadviser] as investment adviser for the Trust with respect to those assets of the Trust as may be designated by the Manager from time to time for the period and on the terms set forth in this Agreement. [Subadviser] accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Manager has furnished [Subadviser] with copies of each of the following:

(a) The Trust’s Agreement and Declaration of Trust and all amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as they shall from time to time be amended, are herein called the “Declaration”);

(b) The Trust’s By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Manager as the manager and [Subadviser] as investment adviser

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements.

K-2-1

and approving the Investment Management Agreement between the Manager and the Trust dated [    ], 2020 (the “Management Agreement”) and this Agreement;

(d) The Trust’s most recently filed its Registration Statement on Form N-2, as amended under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;

(e) The Trust’s most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”); and

(f) The Trust’s most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

The Manager will furnish [Subadviser] from time to time with copies of all amendments of or supplements to the foregoing.

3. Investment Advisory Services. (a) Subject to the supervision of the Trustees and the Manager, [Subadviser] shall as requested by the Manager regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust with respect to those assets of the Trust as may be designated by the Manager from time to time consistent with the Trust’s investment objectives, policies, and restrictions as stated in the Trust’s current Prospectus and Statement of Additional Information. [Subadviser] shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Trust, as each of the foregoing may be amended from time to time. [Subadviser] will as requested by the Manager place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, [Subadviser] shall seek to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, [Subadviser], bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to [Subadviser] in writing, [Subadviser] shall not be deemed to have acted unlawfully or

K-2-2

to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to [Subadviser] or any affiliated person of [Subadviser] an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if [Subadviser] determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or [Subadviser]’s overall responsibilities with respect to the Trust and to other clients of [Subadviser] and any affiliated person of [Subadviser] as to which [Subadviser] or any affiliated person of [Subadviser] exercises investment discretion. [Subadviser] shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by [Subadviser].

(b) [Subadviser] will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Trust that it implements in accordance with all applicable federal and state laws and regulations, and will furnish the Trustees with such periodic and special reports as the Trustees or the Manager reasonably may request.

(c) The Trust hereby agrees that any entity or person associated with [Subadviser] (or with any affiliated person of [Subadviser]) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. Services Not Exclusive. [Subadviser]’s services hereunder are not deemed to be exclusive, and [Subadviser] shall be free to render similar services to others. It is understood that persons employed by [Subadviser] to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of [Subadviser] or any affiliate of [Subadviser] to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, [Subadviser] hereby agrees that all books and records which it maintains for the Trust are property of the Trust and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. [Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Expenses. During the term of this Agreement, [Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Trust.

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7. Compensation. For the services which [Subadviser] will render to the Manager and the Trust under this Agreement, the Manager will pay [Subadviser] an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly assets that Subadviser manages. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. Fees due to Subadviser hereunder shall be paid promptly to Subadviser by the Manager following its receipt of fees from the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

8. Limitation of Liability.

(a) In the absence of willful misfeasance, bad faith or gross negligence on the part of [Subadviser], or reckless disregard of its obligations and duties hereunder, [Subadviser] shall not be subject to any liability to the Manager, the Trust or any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

(b) A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

9. Definitions. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the

K-2-4

rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

10. Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

a. The Trust may at any time terminate this Agreement by not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager and [Subadviser], or

b. If (i) the Trustees or the shareholders of the Trust by vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust, the Manager or [Subadviser], by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, [Subadviser] may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

c. The Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to [Subadviser], and [Subadviser] may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

Action by the Trust under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

12. No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the

K-2-5

vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Manager or [Subadviser].

13. Non-Exclusive Right. Subadviser hereby grants to the Trust the nonexclusive right and license to use the mark “[Subadviser]” (the “Licensed Mark”) in the Trust’s name and in connection with the formation, issuance, marketing, promotion and operations of, or disclosure related to, the Trust. Subadviser agrees that it shall receive no compensation for any such use by the Trust. Subadviser hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title, or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word “[Subadviser].”

14. Miscellaneous.

(a) This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

(b) The Trust represents, warrants and covenants that it is a “qualified eligible person” as defined in Rule 4.7 of the Commodity Futures Trading Commission (“CFTC”) and consents to being treated as an exempt account under CFTC Rule 4.7.

(c) [Subadviser], the Trust and the Manager represent and warrant that they are each registered with the CFTC and are members of the U.S. National Futures Association to the extent, if any, required by their activities with respect to the Trust.

[15. Japanese Law. [Subadviser] is regulated by the Japanese Securities and Exchange Surveillance Commission, a commission established by the Japanese Financial Services Agency, and is subject to applicable local laws and regulation.]2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED

2 Section 15 applies only to the version of the agreement where Western Asset Japan is acting as Subadviser.

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WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

Attest:	[ ]

By:	By:
Name:
Title:

Attest:	[ ]

By:	By:
Name:
Title:

The foregoing is accepted by:

Attest:	[ ]

By:	By:
Name:
Title:

K-2-7

[FORM OF PROXY CARD*]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [insert website] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 620 Eighth Avenue, 49th Floor, New York, New York on JULY 14, 2020

*

This form of proxy card lists all proposals that have been approved by the Boards. Shareholders are only being asked to vote on those proposals relevant to them. The proxy card that each shareholder receives will be tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals with respect to which the shareholder is entitled to vote.

Please detach at perforation before mailing.

PROXY

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 9:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 and PROPOSAL 2, AS MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT.

VOTE VIA THE INTERNET: [insert website]
VOTE VIA THE TELEPHONE: [ ]

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint

Joint Special Meeting of Shareholders to be Held on July 14, 2020.

The Joint Proxy Statement for this meeting is available at: [insert website]

FUNDS	FUNDS
Fund 1	Fund 2

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X

A	Proposals - The Board responsible for your Fund recommends that you vote “FOR” Proposal 1 and Proposal 2 with respect to your Fund.

1. To approve a New Management Agreement with Western Asset Management Company, LLC
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

2. To approve a New Subadvisory Agreement with:
2-A Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

2-B Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

2-C Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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